                                                                   EXHIBIT 12(b)

           THE TRAVELERS VARIABLE LIFE INSURANCE SEPARATE ACCOUNT ONE



                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


                  That I, MICHAEL A. CARPENTER of Greenwich, Connecticut, Chairman of the Board, President and Chief Executive Officer of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead to sign registration statements on behalf of said Company on Form S-6 or other appropriate Form under the securities Act of 1933 for The Travelers Variable Life Insurance Separate Account One, a separate account of the Company dedicated specifically to the funding of variable life insurance contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

                  IN WITNESS WHEREOF I have hereunto set my hand this 10th day of June, 1996.



                                         Michael A. Carpenter
                                         Chairman of the Board, President
                                         and Chief Executive Officer
                                         The Travelers Life and Annuity Company

           THE TRAVELERS VARIABLE LIFE INSURANCE SEPARATE ACCOUNT ONE


                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


                  That I, JAY S. BENET of West Hartford, Connecticut, a director of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead to sign registration statements on behalf of said Company on Form S-6 or other appropriate Form under the securities Act of 1933 for The Travelers Variable Life Insurance Separate Account One, a separate account of the Company dedicated specifically to the funding of variable life insurance contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

                  IN WITNESS WHEREOF I have hereunto set my hand this 1st day of July, 1996.



                                  Jay S. Benet
                                  Director
                                  The Travelers Life and Annuity Company

           THE TRAVELERS VARIABLE LIFE INSURANCE SEPARATE ACCOUNT ONE


                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


                  That I, GEORGE C. KOKULIS of Simsbury, Connecticut, a director of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead to sign registration statements on behalf of said Company on Form S-6 or other appropriate Form under the securities Act of 1933 for The Travelers Variable Life Insurance Separate Account One, a separate account of the Company dedicated specifically to the funding of variable life insurance contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

                  IN WITNESS WHEREOF I have hereunto set my hand this 1st day of July, 1996.



                                George C. Kokulis
                                Director
                                The Travelers Life and Annuity Company

           THE TRAVELERS VARIABLE LIFE INSURANCE SEPARATE ACCOUNT ONE


                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS:


                  That I, IAN R. STUART of East Hampton, Connecticut, Director, Senior Vice President, Chief Financial Officer, Chief Accounting Officer and Controller of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead to sign registration statements on behalf of said Company on Form S-6 or other appropriate Form under the securities Act of 1933 for The Travelers Variable Life Insurance Separate Account One, a separate account of the Company dedicated specifically to the funding of variable life insurance contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

                  IN WITNESS WHEREOF I have hereunto set my hand this 10th day of February, 1997.


                            Ian R. Stuart
                            Director, Senior Vice President,
                            Chief Financial Officer,
                            Chief Accounting Officer and Controller
                            The Travelers Life and Annuity Company

           THE TRAVELERS VARIABLE LIFE INSURANCE SEPARATE ACCOUNT ONE


                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS:


                  That I, KATHERINE M. SULLIVAN of Longmeadow, Massachusetts, Director, Senior Vice President and General Counsel of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead to sign registration statements on behalf of said Company on Form S-6 or other appropriate Form under the securities Act of 1933 for The Travelers Variable Life Insurance Separate Account One, a separate account of the Company dedicated specifically to the funding of variable life insurance contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

                  IN WITNESS WHEREOF I have hereunto set my hand this 10th day of June, 1996.



                                         Katherine M. Sullivan
                                         Director, Senior Vice President
                                         and General Counsel
                                         The Travelers Life and Annuity Company

        THE TRAVELERS VARIABLE LIFE INSURANCE SEPARATE ACCOUNT ONE

                             POWER OF ATTORNEY

             KNOW ALL MEN BY THESE PRESENTS:

             That I, ROBERT I. LIPP of Scarsdale, New York, a director of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead to sign registration statements on behalf of said Company on Form S-6 or other appropriate Form under the Securities Act of 1933 for The Travelers Variable Life Insurance Seperate Account One, a seperate account of the Company dedicated specifically to the funding of variable life insurance contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

             IN WITNESS WHEREOF I have hereunto set my hand this 18th day of October, 1996.

                                   Robert I. Lipp
                                   Director
                                   The Travelers Life and Annuity Company

        THE TRAVELERS VARIABLE LIFE INSURANCE SEPARATE ACCOUNT ONE

                             POWER OF ATTORNEY

             KNOW ALL MEN BY THESE PRESENTS:

             That I, MARC P. WEILL of New York, New York, a director of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead to sign registration statements on behalf of said Company on Form S-6 or other appropriate Form under the Securities Act of 1933 for The Travelers Variable Life Insurance Seperate Account One, a seperate account of the Company dedicated specifically to the funding of variable life insurance contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

             IN WITNESS WHEREOF I have hereunto set my hand this 18th day of October, 1996.

                                   Marc P. Weill
                                   Director
                                   The Travelers Life and Annuity Company